UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                               ----------------

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
                               ----------------


                                 May 30, 2003
               ------------------------------------------------
               Date of Report (Date of Earliest Event Reported)


                              NIAGARA CORPORATION
               -------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


        Delaware                     0-22206                59-3182820
 ----------------------------  ---------------------     ----------------
(State or Other Jurisdiction  (Commission File Number)   (I.R.S. Employer
     of Incorporation)                                   Identification No.)


                              667 Madison Avenue
                              New York, New York
                    ----------------------------------------
                    (Address of Principal Executive Offices)


                                     10021
                                     -----
                                  (Zip Code)


                                (212) 317-1000
             ----------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)


                                Not Applicable
                   -----------------------------------------
                  (Former Name or Former Address, if Changed
                              Since Last Report)

Item 4.  Other Events and Required FD Disclosure.

         On May 30, 2003, Niagara LaSalle (UK) Limited ("Niagara UK"), an English company and wholly owned subsidiary of Niagara Corporation, entered into an agreement (the "Agreement") to sell its GB Longmore property in Darlaston. Production at this site has been shifted to GB Longmore's Willenhall facility. Under the Agreement, Niagara UK would receive (pound)925,000 (approximately $1,514,000) for the sale of this leased real property, which Niagara UK has an option to purchase for (pound)413,000 (approximately $ 676,000). The transaction is subject to the buyer receiving approval from the local planning authority of its plans to build residential properties at this site. Copies of the Agreement and the press release announcing the execution of the Agreement are attached hereto as Exhibit 10.1 and Exhibit 99.1, respectively.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits.


10.1 Agreement dated May 30, 2003 between Niagara LaSalle (UK) Limited and Thamesway Properties Limited relating to the sale of real property in Darlaston, Wednesbury.

99.1     Press Release dated May 30, 2003 issued by Niagara Corporation.

                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NIAGARA CORPORATION


                                        By: /s/ Marc J. Segalman
                                           -----------------------------
                                           Name:  Marc J. Segalman
                                           Title: Executive Vice President &
                                                  General Counsel

Date:  June 13, 2003

                                  EXHIBIT INDEX



  Exhibit No.                   Description                           Page No.

    10.1        Agreement dated May 30, 2003 between Niagara
                LaSalle (UK) Limited and Thamesway
                Properties Limited relating to the sale of real property in Darlaston, Wednesbury.

    99.1        Press Release dated May 30, 2003 issued by
                Niagara Corporation.